SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: November 17, 1997
                       (Date of earliest event reported)


                         Asset Securitization Corporation
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1997-D5
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             (Exact Name of registrant as specified in its charter)

Delaware                     33-49370-06                13-3672337
--------------------      ----------------          -----------------
(State or Other Juris-      (Commission              (I.R.S. Employer
diction of Incorporation)    File Number)             Identification Number)


Two World Financial Center, Building B, New York, New York     10281
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(Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code:         212-667-9300
                                                     --------------------


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               This Document contains exactly 165 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-D5 issued pursuant to a Pooling and Servicing Agreement, dated as of October 24, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the November 17, 1997 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

 (c)     Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.         Description



 5.1             99                  Monthly distribution report pursuant to
                                     Section 4.2 of the Pooling and Servicing
                                     Agreement for the distribution on
                                     November 17, 1997


 5.2             99                  Comparative Financial Status
                                     Report as of 11/17/97

                                     Delinquent Loan Status Report as of
                                     11/17/97

                                     REO Status Report as of 11/17/97

                                     Historical Loan Modification Report
                                     as of 11/17/97

                                     Historical Loss Estimate Report as of
                                     11/17/97

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            AMRESCO SERVICES, L.P., IN
                                            ITS CAPACITY AS SERVICER
                                            UNDER THE POOLING AND
                                            SERVICING AGREEMENT ON
                                            BEHALF OF  ASSET SECURITIZATION
                                            CORPORATION, REGISTRANT





                                            By: s/s Daniel B. Kirby
                                                    Daniel B. Kirby,
                                                    Senior Vice President


                                            By: s/s Sean D. Reilly
                                                    Sean D. Reilly
                                                    Vice President


Date: November 25, 1997

EXHIBIT INDEX



                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.        Description


 5.1                 99             Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on
                                    November 17, 1997


 5.2                 99             Comparative Financial Status
                                    Report as of 11/17/97

                                    Delinquent Loan Status Report as of
                                    11/17/97

                                    REO Status Report as of 11/17/97

                                    Historical Loan Modification Report
                                    as of 11/17/97

                                    Historical Loss Estimate Report as of
                                    11/17/97